                                                                  Exhibit (e)(4)

SERVICE REQUEST

                                                  PROTECTION ADVANTAGE SELECT(R)
                                                           AMERICAN GENERAL LIFE

PROTECTION ADVANTAGE SELECT(R) - FIXED OPTION                   MFS(R) Variable Insurance Trust
   . Division 301 - AGL Declared Fixed Interest Account            . Division 892 - New Discovery
PROTECTION ADVANTAGE SELECT(R) - VARIABLE DIVISIONS                . Division 893 - Research
The Alger Portfolios                                            Neuberger Berman Advisers Management Trust
   . Division 872 - Alger Capital Appreciation                     . Division 895 - Mid Cap Growth
   . Division 873 - Alger Mid Cap Growth                           . Division 894 - Socially Responsive
American Century(R) Variable Portfolios, Inc.                   Oppenheimer Variable Account Funds
   . Division 874 - Value                                          . Division 896 - Capital Income
American Funds Insurance Series(R)                                 . Division 897 - Global
   . Division 681 - Asset Allocation(SM)                        PIMCO Variable Insurance Trust
   . Division 682 - Global Growth(SM)                              . Division 905 - CommodityRealReturn(R) Strategy
   . Division 683 - Growth(SM)                                     . Division 909 - Global Bond (Unhedged)
   . Division 684 - Growth-Income(SM)                              . Division 906 - Real Return
   . Division 685 - High-Income Bond(SM)                           . Division 907 - Short-Term
   . Division 686 - International(SM)                              . Division 908 - Total Return
Anchor Series Trust                                             Pioneer Variable Contracts Trust
   . Division 687 - Capital Appreciation                           . Division 910 - Mid Cap Value
   . Division 688 - Government and Quality Bond                 Putnam Variable Trust
Dreyfus Variable Investment Fund                                   . Division 911 - Diversified Income
   . Division 876 - International Value                            . Division 912 - Small Cap Value
Fidelity(R) Variable Insurance Products                         Seasons Series Trust
   . Division 877 - Asset Manager                                  . Division 690 - Mid Cap Value
   . Division 878 - Contrafund(R)                               SunAmerica Series Trust
   . Division 879 - Equity-Income                                  . Division 913 - Aggressive Growth
   . Division 880 - Freedom 2020                                   . Division 914 - Balanced
   . Division 881 - Freedom 2025                                VALIC Company I
   . Division 882 - Freedom 2030                                   . Division 696 - Dynamic Allocation
   . Division 883 - Growth                                         . Division 691 - Emerging Economies
   . Division 884 - Mid Cap                                        . Division 692 - Foreign Value
   . Division 689 - Money Market                                   . Division 915 - International Equities Index
Franklin Templeton Variable Insurance Products Trust               . Division 916 - Mid Cap Index
   . Division 885 - Franklin Small Cap Value VIP                   . Division 917 - Money Market I
   . Division 886 - Franklin Mutual Shares VIP                     . Division 918 - Nasdaq-100(R) Index
Invesco Variable Insurance Funds                                   . Division 919 - Science and Technology
   . Division 871 - Invesco V.I. Global Real Estate                . Division 920 - Small Cap Index
   . Division 922 - Invesco V.I. Growth and Income                 . Division 921 - Stock Index
   . Division 870 - Invesco V.I. International Growth           VALIC Company II
Janus Aspen Series                                                 . Division 693 - Mid Cap Value
   . Division 889 - Enterprise                                     . Division 694 - Socially Responsible
   . Division 887 - Forty                                          . Division 695 - Strategic Bond
   . Division 888 - Overseas                                    Vanguard(R) Variable Insurance Fund
JPMorgan Insurance Trust                                           . Division 923 - High Yield Bond
   . Division 925 - Core Bond                                      . Division 924 - REIT Index
   . Division 891 - International Equity

AGLC102903                                                                                                    Rev0714
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
[AIG LOGO]                                                                                         VARIABLE UNIVERSAL LIFE INSURANCE
                                                                                                                     SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                               P.O. Box 9318 . Amarillo TX 79105-9318
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653


[ ] POLICY         1.POLICY #: ___________________________ Insured: ______________________________________________________
    IDENTIFICATION
COMPLETE THIS        Address: ________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.        Primary Owner (If other than an insured): ______________________________________________

                     Address: ________________________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax I.D. No.__________________  Phone Number: (         ) __________ - ____________

                     Joint Owner (If applicable): __________________________________________________________

                     Address: ________________________________________________________________________ New Address (yes) (no)

[ ] NAME CHANGE    2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name  Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,      ____________________________________________________     ______________________________________________________
Payor or Beneficiary
has changed. (Please Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[ ]  CHANGE IN      3.  INVESTMENT DIVISION                    PREM %  DED %    INVESTMENT DIVISION                   PREM %  DED %
     ALLOCATION         (301) AGL Declared Fixed Interest                       MFS(R) Variable Insurance Trust
     PERCENTAGES        Account                                ______  ______   (892) New Discovery*                  ______  _____
                        The Alger Portfolios                                    (893) Research                        ______  _____
Use this section to     (872) Alger Capital Appreciation       ______  ______   Neuberger Berman Advisers
indicate how            (873) Alger Mid Cap Growth**           ______  ______   Management Trust
premiums or monthly     American Century(R) Variable                            (895) Mid Cap Growth                  ______  _____
deductions are to be    Portfolios, Inc.                                        (894) Socially Responsive**           ______  _____
allocated. Total        (874) Value                            ______  ______   Oppenheimer Variable Account Funds
allocation in each      American Funds Insurance Series(R)                      (896) Capital Income**                ______  _____
column must equal       (681) Asset Allocation(SM)***          ______  ______   (897) Global*                         ______  _____
100%; whole numbers     (682) Global Growth(SM)*, ***          ______  ______   PIMCO Variable Insurance Trust
only.                   (683) Growth(SM)***                    ______  ______   (905) CommodityRealReturn(R) Strategy* _____  _____
                        (684) Growth-Income(SM)***             ______  ______   (909) Global Bond (Unhedged)          ______  _____
*If you have the        (685) High-Income Bond(SM)***          ______  ______   (906) Real Return                     ______  _____
Guaranteed Minimum      (686) International(SM)*, ***          ______  ______   (907) Short-Term                      ______  _____
Death Benefit (GMDB)    Anchor Series Trust                                     (908) Total Return                    ______  _____
Rider there are         (687) Capital Appreciation***          ______  ______   Pioneer Variable Contracts Trust
investment              (688) Government and Quality Bond***   ______  ______   (910) Mid Cap Value**                 ______  _____
requirements for        Dreyfus Variable Investment Fund                        Putnam Variable Trust
these investment        (876) International Value**            ______  ______   (911) Diversified Income**            ______  _____
options. Please         Fidelity(R) Variable Insurance Products                 (912) Small Cap Value**               ______  _____
refer to the            (877) Asset Manager**                  ______  ______   Seasons Series Trust
prospectus.             (878) Contrafund(R)                    ______  ______   (690) Mid Cap Value***                ______  _____
                        (879) Equity-Income                    ______  ______   SunAmerica Series Trust
**These investment      (880) Freedom 2020**                   ______  ______   (913) Aggressive Growth**             ______  _____
options are             (881) Freedom 2025**                   ______  ______   (914) Balanced                        ______  _____
available only for      (882) Freedom 2030**                   ______  ______   VALIC Company I
owners whose            (883) Growth                           ______  ______   (696) Dynamic Allocation*, ***        ______  _____
policies were           (884) Mid Cap                          ______  ______   (691) Emerging Economies*, ***        ______  _____
effective prior to      (689) Money Market***                  ______  ______   (692) Foreign Value*, ***             ______  _____
5/1/13.                 Franklin Templeton Variable Insurance                   (915) International Equities Index*   ______  _____
                        Products Trust                                          (916) Mid Cap Index                   ______  _____
***These investment     (885) Franklin Small Cap Value VIP*    ______  ______   (917) Money Market I**                ______  _____
options are             (886) Franklin Mutual Shares VIP       ______  ______   (918) Nasdaq-100(R) Index             ______  _____
available only for      Invesco Variable Insurance Funds                        (919) Science and Technology*         ______  _____
owners whose            (871) Invesco V.I. Global Real Estate* ______  ______   (920) Small Cap Index*                ______  _____
policies were           (922) Invesco V.I. Growth and Income   ______  ______   (921) Stock Index                     ______  _____
effective after         (870) Invesco V.I. International                        VALIC Company II
5/1/13.                 Growth*                                ______  ______   (693) Mid Cap Value***                ______  _____
                        Janus Aspen Series                                      (694) Socially Responsible***         ______  _____
                        (889) Enterprise                       ______  ______   (695) Strategic Bond***               ______  _____
                        (887) Forty                            ______  ______   Vanguard(R) Variable Insurance Fund
                        (888) Overseas**                       ______  ______   (923) High Yield Bond**               ______  _____
                        JPMorgan Insurance Trust                                (924) REIT Index**                    ______  _____
                        (925) Core Bond                        ______  ______   Other: ________
                        (891) International Equity*            ______  ______                                            100%   100%

AGLC102903                                                 Page 2 of 5                                                       Rev0714
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
[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.   be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
If a full duplicate AGL for cancellation.
policy is being     Day of the month for transfers____________ (Choose a day of the month between 1-28)
requested, a check  Frequency of transfers:______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
or money order for  DCA to be made from the following investment option:__________________________________
$25 payable to AGL  Transfer: $________________________($100 minimum, whole dollars only)
must be submitted
with this request.

[ ]  DOLLAR COST       6.  (301) AGL Declared Fixed Interest                     MFS(R) Variable Insurance Trust
     AVERAGING (DCA)       Account                                   $_________  (892) New Discovery                     $_________
     ($5,000 MINIMUM       The Alger Portfolios                                  (893) Research                          $_________
     BEGINNING             (872) Alger Capital Appreciation          $_________  Neuberger Berman Advisers
     ACCUMULATION          (873) Alger Mid Cap Growth*               $_________  Management Trust
     VALUE)                American Century(R) Variable                          (895) Mid Cap Growth                    $_________
                           Portfolios, Inc.                                      (894) Socially Responsive*              $_________
An amount can be           (874) Value                               $_________  Oppenheimer Variable Account Funds
systematically             American Funds Insurance Series(R)                    (896) Capital Income*                   $_________
transferred from any       (681) Asset Allocation/SM/**              $_________  (897) Global                            $_________
one investment             (682) Global Growth/SM/**                 $_________  PIMCO Variable Insurance Trust
option and directed        (683) Growth/SM/**                        $_________  (905) CommodityRealReturn(R) Strategy   $_________
to one or more of          (684) Growth-Income/SM/**                 $_________  (909) Global Bond (Unhedged)            $_________
the investment             (685) High-Income Bond/SM/**              $_________  (906) Real Return                       $_________
options below. The         (686) International/SM/**                 $_________  (907) Short-Term                        $_________
AGL Declared Fixed         Anchor Series Trust                                   (908) Total Return                      $_________
Interest Account is        (687) Capital Appreciation**              $_________  Pioneer Variable Contracts Trust
not available for          (688) Government and Quality Bond**       $_________  (910) Mid Cap Value*                    $_________
DCA. Please refer to       Dreyfus Variable Investment Fund                      Putnam Variable Trust
the prospectus for         (876) International Value*                $_________  (911) Diversified Income*               $_________
more information on        Fidelity(R) Variable Insurance Products               (912) Small Cap Value*                  $_________
the DCA option.            (877) Asset Manager*                      $_________  Seasons Series Trust
NOTE: DCA is not           (878) Contrafund(R)                       $_________  (690) Mid Cap Value**                   $_________
available if the           (879) Equity-Income                       $_________  SunAmerica Series Trust
Automatic                  (880) Freedom 2020*                       $_________  (913) Aggressive Growth*                $_________
Rebalancing option         (881) Freedom 2025*                       $_________  (914) Balanced                          $_________
or GMDB Rider have         (882) Freedom 2030*                       $_________  VALIC Company I
been chosen.               (883) Growth                              $_________  (696) Dynamic Allocation**              $_________
                           (884) Mid Cap                             $_________  (691) Emerging Economies**              $_________
*These investment          (689) Money Market**                      $_________  (692) Foreign Value**                   $_________
options are                Franklin Templeton Variable Insurance                 (915) International Equities Index      $_________
available only for         Products Trust                                        (916) Mid Cap Index                     $_________
owners whose               (885) Franklin Small Cap Value VIP        $_________  (917) Money Market I*                   $_________
policies were              (886) Franklin Mutual Shares VIP          $_________  (918) Nasdaq-100(R) Index               $_________
effective prior to         Invesco Variable Insurance Funds                      (919) Science and Technology            $_________
5/1/13.                    (871) Invesco V.I. Global Real Estate     $_________  (920) Small Cap Index                   $_________
                           (922) Invesco V.I. Growth and Income      $_________  (921) Stock Index                       $_________
**These investment         (870) Invesco V.I. International Growth   $_________  VALIC Company II
options are                Janus Aspen Series                                    (693) Mid Cap Value**                   $_________
available only for         (889) Enterprise                          $_________  (694) Socially Responsible**            $_________
owners whose               (887) Forty                               $_________  (695) Strategic Bond**                  $_________
policies were              (888) Overseas*                           $_________  Vanguard(R) Variable Insurance Fund
effective after            JPMorgan Insurance Trust                              (923) High Yield Bond*                  $_________
5/1/13.                    (925) Core Bond                           $_________  (924) REIT Index*                       $_________
                           (891) International Equity                $_________  Other: _________                        $_________

                           _ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC102903                                                 Page 3 of 5                                                       Rev0714
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
[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic      _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
Automatic
Rebalancing is
required if the GMDB
Rider has been
chosen.

------------------------------------------------------------------------------------------------------------------------------------

[ ] AUTHORIZATION 8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions,
    FOR TRANSACTIONS if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to
Complete this        change allocations for future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or
e-service            ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm
privileges.                 authorized to service my policy.

                     AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

------------------------------------------------------------------------------------------------------------------------------------

[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the AGL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.

AGLC102903                                                 Page 4 of 5                                                       Rev0714
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


[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section to  ________ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in policy loan against  effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and
policy values. For   Variable Divisions in use.
detailed information
concerning these two _______________________________________________________________________________________________________________
options please refer
to your policy and   _______________________________________________________________________________________________________________
its related
prospectus. If       _______________________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.


[ ] NOTICE OF    12. The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state
Complete this        income tax may also be required by your state of residence. You may elect not to have withholding apply by section if you have  checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you
applied for a        do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur partial surrender in penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.

                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).


[ ] ELECTRONIC   13. American General Life Insurance Company ("AGL") is capable of providing contract and investment option
    DELIVERY         prospectuses, supplements, statements of additional information, and reports via e-mail.  In order to deliver
    CONSENT          these documents via e-mail, we must obtain your consent to this type of delivery format.

                     This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the
Complete this        following communications via e-mail:
section for
electronic delivery       . Contract prospectuses and supplements
of documents.
                          . Investment option prospectuses and supplements

                          . Statements of additional information

                          . Annual and semi-annual investment option reports

                     This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, P.O. Box 9318, Amarillo, TX 79105-9318, Attn:
                     Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                     In order to participate in this delivery method, you must have access to the following:

                          . Browser software, such as Microsoft Internet Explorer, or equivalent

                          . Communication access to the Internet

                     Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer.
                     Materials will be published using Portable Document Format (PDF).  In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                     http://www.adobe.com/products/acrobat/readstep2.html.

                     We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies.  You must notify us every time you change your e-mail address.

                     Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above.  Your e-mail address will not be sold or distributed to third parties.

                     By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                     I consent to receive electronic delivery of the documents specified above.
                     _______________________    ___________________________________________________________________________________
                        Initials of Owner           Please provide your e-mail address

[ ] AFFIRMATION/ 14. CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
    SIGNATURE        TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C)
Complete this        OF THE INTERNAL REVENUE CODE.
section for ALL
requests.            THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                     CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)

                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS

                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF JOINT OWNER                               SIGNATURE OF WITNESS

                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF ASSIGNEE                                  SIGNATURE OF WITNESS

AGLC102903                                                 Page 5 of 5                                                       Rev0714
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